SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

☒ Filed by the Registrant

☐ Filed by a Party other than the Registrant

Check the appropriate box

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐  Definitive Additional Materials

☐  Soliciting Material Pursuant to Rule 240.14a-11(c) or 240.14a-12

GLOBAL EARTH ENERGY,INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐   Fee computed on table below per Exchange Act Rules 14a- 6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐ Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD May 5, 2009

To the Stockholders of Global Earth Energy, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Global Earth Energy, Inc., a Nevada corporation (the "Company"), will be held at the Landfall Executive Suites, 1213 Culbreth Drive , Wilmington , North Carolina, on Tuesday, May 5, 2009, at 10:00 a.m., Eastern Standard time, for the following purposes:

1.  Authorize the Board of Directors to do a 100 share to 1 share reverse stock split of the Company’s common stock to make the stock more tradable in the capital markets.

2.  To ratify the appointment of  Rotenberg & Company, LLP as independent certified public accountants to audit the Financial Statements of the Company for fiscal years 2008 and 2009.

3.  To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement, which is attached and made a part hereof.

The Board of Directors has fixed the close of business on December 31, 2008 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By Order of the Board of Directors,

/s/ Edmund J. Gorman
Edmund J. Gorman
Corporate Secretary
April 3, 2009

Global Earth Energy, Inc.

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 5, 2009

GENERAL INFORMATION

This Proxy Statement is furnished to stockholders of Global Earth Energy, Inc., a Nevada corporation (the "Company"),in connection with the solicitation by the Board of Directors of the Company (the "Board" or "Board of Directors") of proxies in the accompanying form for use in voting at the Annual Meeting of Stockholders of the Company to be held on Tuesday May 5, 2009, at 10:00 a.m., Eastern Standard time, at Landfall Executive Suites, 1213 Culbreth Drive, Wilmington, North Carolina(the "Annual Meeting"),for the following purposes and any adjournment or postponement thereof. The shares represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

REVOCABILITY OF PROXIES

Any  proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of the  Secretary) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

SOLICITATION AND VOTING PROCEDURES

The solicitation of proxies will be conducted by mail and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, telephonically or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation. The Company will request brokers and nominees who hold stock in their names to furnish proxy material to beneficial owners of the shares and will reimburse such brokers and nominees  for their  reasonable expenses incurred in forwarding solicitation material to such beneficial owners.

The close of business on December 31, 2008 has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting.

As of the close of business on the Record Date, the Company had approximately 26,983,403 shares of Common Stock outstanding. Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. Because abstentions are treated as shares present or represented and entitled to vote for the purposes of determining whether a matter has been approved by the stockholders, abstentions have the same effect as negative votes.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice therefore in writing to the Secretary of the Company. To be timely for the Company's 2009 Annual Meeting of Stockholders, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not later than Friday, May 1, 2009. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting

(i)  a brief description of the business desired to be brought before annual meeting and the reasons for conducting such business at the annual meeting,

(ii) the name and record address of the stockholder proposing such business,

(iii) the class and number of shares of the Company which are beneficially owned by  the  stockholder and

(iv) any material interest of  the stockholder in such business

PROPOSAL NO. 1 Authorize the Board of Directors to reverse split all the common stock of the Company one hundred to one.

PROPOSAL NO. 2  Ratify the appointment of Rotenberg & Company, LLP as independent certified public accountants to audit the Financial Statements of the Company for fiscal year 2008 and 2009

Upon the recommendation of the Audit Committee, the Board of Directors has selected as independent registered public accounting firm to audit the Financial Statements of the Company for fiscal year 2008 and 2009 and has directed a vote of shareholders to be taken to ascertain their approval or disapproval of that selection. If the shareholders do not ratify the selection of the Board of Directors we will reconsider the selection of independent registered public accounting firm.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE REAPPOINTMENT OF ROTENBERG & CO., LLP. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM.

OTHER MATTERS

The Company knows of no other matter to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent  as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Dated: April 8, 2009

GLOBAL EARTH ENERGY, INC.
534 Delaware Avenue, Suite 412
Buffalo, New York

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS ON May 5, 2009

The undersigned, as a Stockholder of Global Earth Energy, Inc.("Company"), hereby appoints Edmund J. Gorman, the true and lawful attorney in fact of the undersigned to attend the Annual Meeting of the Stockholders of the Company to  be held at 10:00 a.m., Tuesday, May 5, 2009 and any adjournments  thereof, and hereby  authorizes  them to vote, as designated below, the number of shares which the undersigned would be entitled to vote, as fully and with the same effect as the undersigned might do if personally present on the following matters as set forth in the Proxy Statement and Notice dated 3 April 2009:

(PLEASE SIGN AND DATE THE PROXY FORM)

PROXY FORM

☒    PLEASE MARK VOTES BY CHECKING ONE OF THE BOXES BELOW FOR EACH PROPOSAL.

(Check One)	FOR	AGAINST	ABSTAIN

1. Authorize the Board of Directors to reverse split all the common stock 100 to 1	☐	☐	☐

2. Ratify the appointment of Rotenberg & Company, LLP as the Company’s independent registered public accounting firm	☐	☐	☐

3. In discretion of the Proxy holder of such proxies upon all other matters which may properly come before the meeting.	☐	☐	☐

Every properly signed proxy will be voted in accordance with the specifications made thereon.

IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH ITEM LISTED ABOVE. All prior proxies are hereby revoked. This proxy will also be voted in discretion of the proxies or proxy on any other business. Receipt is hereby acknowledged of the Notice of Regular Meeting and Proxy Statement.

This proxy is revocable at any time, and the undersigned reserve the right to attend the meeting and vote in person. The undersigned hereby revokes any proxy heretofore given in respect of the shares of the Company.

THE  BOARD OF DIRECTORS URGES THAT YOU FILL OUT AND DATE THE PROXY  AND  RETURN  IT  PROMPTLY BY  MAIL  IN  THE  ENCLOSED ENVELOPE,  NO POSTAGE IS NECESSARY IF MAILED IN THE  UNITED STATES.

NO. OF SHARES

SIGNATURE *

SIGNATURE IF HELD JOINTLY*

DATE __________________________, 2009

*NOTE: Please sign exactly as name(s) appear on your Stock Certificate.  When signing as attorney, executor, administrator, trustee or guardians, please give full title as such. If more than one name is shown, as in the case of joint tenancy, each party must sign.